THE HARTFORD MUTUAL FUNDS II, INC.

POWER OF ATTORNEY

August 3, 2016

Hilary,E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorneys-in-fact Walter F. Ganger, Michael Flook and Alice A. Pellegrino to sign on their behalf the Registration Statement on Form N-14 relating to the proposed reorganizations of the funds listed below, each a series of Schroder Capital Funds (Delaware), a Delaware statutory trust (“Schroder Capital Funds”), or Schroder Series Trust, a Massachusetts business trust (“Schroder Series Trust”), as the case may be (each an “Acquired Fund”) with and into the corresponding series of The Hartford Mutual Funds II, Inc. listed below (each an “Acquiring Fund”), and any amendments to the Registration Statement, including pre-effective amendments and post-effective amendments, with all exhibits thereto, and to file the same documents with the U.S. Securities and Exchange Commission relating to The Hartford Mutual Funds II, Inc.

Acquired Funds of Schroder Capital Funds	Acquiring Fund
Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund
Schroder Broad Tax-Aware Value Bond Fund	Hartford Schroders Tax-Aware Bond Fund
Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund
Schroder Emerging Markets Multi-Sector Bond Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund
Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund
Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund
Schroder U.S. Small and Mid Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund

Acquired Funds of Schroder Series Trust	Acquiring Fund
Schroder International Alpha Fund	Hartford Schroders International Stock Fund
Schroder U.S. Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

/s/ Hilary E. Ackerman	/s/ Lynn S. Birdsong
Hilary E. Ackermann	Lynn S. Birdsong

/s/ James E. Davery	/s/ Christine Detrick
James E. Davery	Christine Detrick

/s/ Duane E. Hill	/s/ Sandra S. Jaffee
Duane E. Hill	Sandra S. Jaffee

/s/ William P. Johnston	/s/ Phillip O. Peterson
William P. Johnston	Phillip O. Peterson

/s/ Lemma W. Senbet
Lemma W. Senbet

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.
Hanford Series Fund, Inc.
Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

August 3, 2016

Hilary,E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1 A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

/s/ Hilary E. Ackerman	/s/ Lynn S. Birdsong
Hilary E. Ackermann	Lynn S. Birdsong

/s/ James E. Davery	/s/ Christine Detrick
James E. Davery	Christine Detrick

/s/ Duane E. Hill	/s/ Sandra S. Jaffee
Duane E. Hill	Sandra S. Jaffee

/s/ William P. Johnston	/s/ Phillip O. Peterson
William P. Johnston	Phillip O. Peterson

/s/ Lemma W. Senbet
Lemma W. Senbet